UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 12, 2021

Date of Report (Date of earliest event reported)

DESKTOP METAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

63 3rd Avenue

Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(978) 224-1244

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on November 12, 2021, Desktop Metal, Inc. (the “Company” or “Desktop Metal”) completed its acquisition of The ExOne Company (now known as ExOne Operating, LLC) (“ExOne”), pursuant to the Agreement and Plan of Merger, dated as of August 11, 2021 (the “Merger Agreement”), by and among Desktop Metal, Texas Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Desktop Metal (“Merger Sub I”), Texas Merger Sub II, LLC., a Delaware limited liability company and wholly owned subsidiary of Desktop Metal (“Merger Sub II”), and ExOne, pursuant to which (i) Merger Sub I merged with and into ExOne, with ExOne as the surviving corporation and (ii) ExOne merged with and into Merger Sub II (the “Mergers”), with Merger Sub II surviving the Mergers as a wholly owned subsidiary of Desktop Metal.

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 12, 2021 (the “Original Form 8-K”) to provide the financial statements and the pro forma financial information required by Item 9.01 of Form 8-K. The Original 8-K otherwise remains the same and the Items therein, including Item 9.01, are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited consolidated financial statements of ExOne, as of and for the years ended December 31, 2020 and 2019, including the independent auditor’s report thereon and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited interim consolidated financial statements of ExOne, as of September 30, 2021, and for the nine months ended September 30, 2021 and 2020, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Desktop Metal, giving effect to the acquisition of ExOne, including the unaudited pro forma condensed combined balanced sheet as of September 30, 2021 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Report.

Exhibit No.     Description of Exhibit

23.1	Consent of Schneider Downs & Co., Inc., independent registered public accounting firm for ExOne.

99.1	Audited consolidated financial statements of The ExOne Company as of and for the years ended December 31, 2020 and 2019, including the independent auditor’s report thereon, and the notes related thereto (incorporated by reference to ExOne’s Annual Report on Form 10-K (Part II, Item 8 therein) filed on March 11, 2021).

99.2	Unaudited interim consolidated financial statements of The ExOne Company as of September 30, 2021, and for the nine months ended September 30, 2021 and 2020, and the notes related thereto (incorporated by reference to ExOne’s Quarterly Report on Form 10-Q (Part I, Item 1 therein) filed on November 12, 2021).

99.3	Unaudited pro forma condensed combined financial statements of Desktop Metal, giving effect to the acquisition of ExOne, including the unaudited pro forma condensed combined balanced sheet as of September 30, 2021 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2021	DESKTOP METAL, INC.

	By:	/s/ Meg Broderick
	Name:	Meg Broderick
	Title:	General Counsel and Corporate Secretary